Sub-Item 77O
Rule 10f-3 Transaction

BNY MELLON FUNDS TRUST
BNY Mellon Asset Allocation Fund

On January 8, 2016, BNY Mellon Asset Allocation Fund, a series of BNY Mellon Funds Trust (the "Fund"), purchased 140 2.600% Senior Notes due 2021 issued by The Kroger Co. (CUSIP No. 501044DB4) (the "Notes") at a purchase price of $99.868 per Note, including underwriter compensation of 0.600%. The Notes were purchased from Merrill Lynch, Pierce, Fenner & Smith Incorporated, a member of the underwriting syndicate of which BNY Mellon Capital Markets, LLC, an affiliate of the Fund's investment adviser, was also a member. BNY Mellon Capital Markets, LLC received no benefit in connection with the transaction. The following is a list of the syndicate's members:

Merrill Lynch, Pierce, Fenner & Smith Incorporated
Mizuho Securities USA Inc.
U.S. Bancorp Investments, Inc.
Citigroup Global Markets Inc.
RBC Capital Markets, LLC
BNY Mellon Capital Markets, LLC
BB&T Capital Markets, a division of BB&T Securities, LLC
Fifth Third Securities, Inc.
Goldman, Sachs & Co.
Mitsubishi UFJ Securities (USA), Inc.
PNC Capital Markets LLC
Santander Investment Securities Inc.
Wells Fargo Securities, LLC
Drexel Hamilton, LLC

Accompanying this statement are materials provided to the Board of Trustees for the Fund, which ratified the purchase as being in compliance with the Fund's Rule 10f-3 Procedures at a Board meeting held on June 6-7, 2016. These materials include additional information about the terms of the transaction.

BNY Mellon Asset Allocation Fund February 2015

EXHIBIT B

PRE-PURCHASE APPROVAL FORM FOR PURCHASE OF SECURITIES UNDERWRITTEN BY AN AFFILIATE

Used for compliance with Rule 10f-3 and/or Rule 23B

1. Account/Fund Name:	**BNY Mellon Asset Allocation Fund**
2. Anticipated Purchase Date:	1/8/2016
3. Total Net Assets of Account/Fund:	$438,666,931
4. Type and Description of Security to be Purchased:	The Kroger Co. 2.6% 2/1/2021
5. Credit Rating of Security (Rating/Rating Agency):	Baa2/BBB/BBB
6. Name of Underwriting Syndicate Dealer Effecting Transaction:	Bank of America NA
7. Name of Affiliated Underwriter in Underwriting Syndicate	BNY Mellon Capital Markets, LLC.
8. Issue Size	300,000,000
9. CUSIP	501044DB4
10. Amount Purchased by Account/Fund	140 **Units**
11. Percentage of Principal Amount of Offering Purchased by Account/Fund	0.05%
12. Amount Purchased as a Percentage of Account/Fund Assets	0.03%
13. Purchase Price of Securities (if at par, so state)	$99.868
14. Commission/Spread Received by Principal Underwriters	0.600%
15. Yield (as applicable):	2.63%
16. Average Yield of Security Purchased by Non-affiliated Entities on Date of Purchase	2.63%
17. The Affiliated Purchase Must be Reported to the appropriate Board of Directors as described in this policy	

++

Mutual Fund Purchases Only *(See Fund Rule 10f-3 procedures for more information):*

1. Was Price paid for all block purchases the same for all participants? (Must be Yes):	Yes
2. Was Security Purchased on Offer Date? (Must be Yes):	Yes
3. Was Issuer in continuous operation for at least 3 years? (Must be Yes):	Yes
4. Was the Offering Part of firm commitment by Underwriter? (Must be Yes):	Yes
5. Did affiliated Underwriter benefit directly from the Purchase? (Must be No):	No
6. Was the Commission or Spread paid reasonable as compared to Transactions with non-affiliated Parties? (Must be Yes):	Yes
7. *Municipal Securities Only:* Is security spread sufficiently liquid that it can be sold at carrying price within a reasonably short time? (Must be Yes):	
8. *Municipal Securities Only:* Is security subject to no greater than moderate credit risk? (Must be Yes):	

++

Sub-Item 77O
Rule 10f-3 Transaction

BNY MELLON FUNDS TRUST
BNY Mellon Bond Fund

On January 8, 2016, BNY Mellon Bond Fund, a series of BNY Mellon Funds Trust (the "Fund"), purchased 2,180 2.600% Senior Notes due 2021 issued by The Kroger Co. (CUSIP No. 501044DB4) (the "Notes") at a purchase price of $99.868 per Note, including underwriter compensation of 0.600%. The Notes were purchased from Merrill Lynch, Pierce, Fenner & Smith Incorporated, a member of the underwriting syndicate of which BNY Mellon Capital Markets, LLC, an affiliate of the Fund's investment adviser, was also a member. BNY Mellon Capital Markets, LLC received no benefit in connection with the transaction. The following is a list of the syndicate's members:

Merrill Lynch, Pierce, Fenner & Smith Incorporated
Mizuho Securities USA Inc.
U.S. Bancorp Investments, Inc.
Citigroup Global Markets Inc.
RBC Capital Markets, LLC
BNY Mellon Capital Markets, LLC
BB&T Capital Markets, a division of BB&T Securities, LLC
Fifth Third Securities, Inc.
Goldman, Sachs & Co.
Mitsubishi UFJ Securities (USA), Inc.
PNC Capital Markets LLC
Santander Investment Securities Inc.
Wells Fargo Securities, LLC
Drexel Hamilton, LLC

Accompanying this statement are materials provided to the Board of Trustees for the Fund, which ratified the purchase as being in compliance with the Fund's Rule 10f-3 Procedures at a Board meeting held on June 6-7, 2016. These materials include additional information about the terms of the transaction.

BNY Mellon Bond Fund February 2015

EXHIBIT B

PRE-PURCHASE APPROVAL FORM FOR PURCHASE OF SECURITIES UNDERWRITTEN BY AN AFFILIATE

Used for compliance with Rule 10f-3 and/or Rule 23B

1. Account/Fund Name:		**BNY Mellon Bond Fund**
2. Anticipated Purchase Date:		1/8/2016
3. Total Net Assets of Account/Fund:		$1,004,979,513
4. Type and Description of Security to be Purchased:		The Kroger Co. 2.6% 2/1/2021
5. Credit Rating of Security (Rating/Rating Agency):		Baa2/BBB/BBB
6. Name of Underwriting Syndicate Dealer Effecting Transaction:		Bank of America NA
7. Name of Affiliated Underwriter in Underwriting Syndicate		BNY Mellon Capital Markets, LLC.
8. Issue Size		300,000,000
9. CUSIP		501044DB4
10. Amount Purchased by Account/Fund	2,180	**Units**
11. Percentage of Principal Amount of Offering Purchased by Account/Fund		0.73%
12. Amount Purchased as a Percentage of Account/Fund Assets		0.22%
13. Purchase Price of Securities (if at par, so state)		$99.868
14. Commission/Spread Received by Principal Underwriters		0.600%
15. Yield (as applicable):		2.63%
16. Average Yield of Security Purchased by Non-affiliated Entities on Date of Purchase		2.63%

17. The Affiliated Purchase Must be Reported to the appropriate Board of Directors as described in this policy

++

Mutual Fund Purchases Only *(See Fund Rule 10f-3 procedures for more information):*

1. Was Price paid for all block purchases the same for all participants? (Must be Yes):	Yes
2. Was Security Purchased on Offer Date? (Must be Yes):	Yes
3. Was Issuer in continuous operation for at least 3 years? (Must be Yes):	Yes
4. Was the Offering Part of firm commitment by Underwriter? (Must be Yes):	Yes
5. Did affiliated Underwriter benefit directly from the Purchase? (Must be No):	No
6. Was the Commission or Spread paid reasonable as compared to Transactions with non-affiliated Parties? (Must be Yes):	Yes
7. *Municipal Securities Only:* Is security spread sufficiently liquid that it can be sold at carrying price within a reasonably short time? (Must be Yes):	
8. *Municipal Securities Only:* Is security subject to no greater than moderate credit risk? (Must be Yes):	

++

Sub-Item 77O
Rule 10f-3 Transaction

BNY MELLON FUNDS TRUST
BNY Mellon Corporate Bond Fund

On January 8, 2016, BNY Mellon Corporate Bond Fund, a series of BNY Mellon Funds Trust (the "Fund"), purchased 3,000 3.500% Senior Notes due 2026 issued by The Kroger Co. (CUSIP No. 501044DC2) (the "Notes") at a purchase price of $99.763 per Note, including underwriter compensation of 0.650%. The Notes were purchased from U.S. Bancorp Investments, Inc., a member of the underwriting syndicate of which BNY Mellon Capital Markets, LLC, an affiliate of the Fund's investment adviser, was also a member. BNY Mellon Capital Markets, LLC received no benefit in connection with the transaction. The following is a list of the syndicate's members:

Merrill Lynch, Pierce, Fenner & Smith Incorporated
Mizuho Securities USA Inc.
U.S. Bancorp Investments, Inc.
Citigroup Global Markets Inc.
RBC Capital Markets, LLC
BNY Mellon Capital Markets, LLC
BB&T Capital Markets, a division of BB&T Securities, LLC
Fifth Third Securities, Inc.
Goldman, Sachs & Co.
Mitsubishi UFJ Securities (USA), Inc.
PNC Capital Markets LLC
Santander Investment Securities Inc.
Wells Fargo Securities, LLC
Drexel Hamilton, LLC

Accompanying this statement are materials provided to the Board of Trustees for the Fund, which ratified the purchase as being in compliance with the Fund's Rule 10f-3 Procedures at a Board meeting held on June 6-7, 2016. These materials include additional information about the terms of the transaction.

Sub-Item 77O
Rule 10f-3 Transaction

BNY MELLON FUNDS TRUST
BNY Mellon Intermediate Bond Fund

On January 8, 2016, BNY Mellon Intermediate Bond Fund, a series of BNY Mellon Funds Trust (the "Fund"), purchased 3,290 2.500% Notes due 2021 issued by Simon Property Group, L.P. (CUSIP No. 828807CX3) (the "Notes") at a purchase price of $99.918 per Note, including underwriter compensation of 0.350%. The Notes were purchased from Merrill Lynch, Pierce, Fenner & Smith Incorporated, a member of the underwriting syndicate of which BNY Mellon Capital Markets, LLC, an affiliate of the Fund's investment adviser, was also a member. BNY Mellon Capital Markets, LLC received no benefit in connection with the transaction. The following is a list of the syndicate's members:

Merrill Lynch, Pierce, Fenner & Smith Incorporated
Morgan Stanley & Co., LLC
BBVA Securities Inc.
Mizuho Securities USA Inc.
Santander Investment Securities Inc.
SMBC Nikko Securities America, Inc.
SunTrust Robinson Humphrey, Inc.
BB&T Capital Markets, a division of BB&T Securities, LLC
BNY Mellon Capital Markets, LLC
Fifth Third Securities, Inc.
Regions Securities LLC
Scotia Capital (USA) Inc.

Accompanying this statement are materials provided to the Board of Trustees for the Fund, which ratified the purchase as being in compliance with the Fund's Rule 10f-3 Procedures at a Board meeting held on June 6-7, 2016. These materials include additional information about the terms of the transaction.

Sub-Item 77O
Rule 10f-3 Transaction

BNY MELLON FUNDS TRUST
BNY Mellon Asset Allocation Fund

On January 13, 2016, BNY Mellon Asset Allocation Fund, a series of BNY Mellon Funds Trust (the "Fund"), purchased 375 4.900% Notes due 2046 issued by Anheuser-Busch InBev Finance Inc. (CUSIP No. 035242AN6) (the "Notes") at a purchase price of $99.765 per Note, including underwriter compensation of 0.875%. The Notes were purchased from Merrill Lynch, Pierce, Fenner & Smith Incorporated, a member of the underwriting syndicate of which BNY Mellon Capital Markets, LLC, an affiliate of the Fund's investment adviser, was also a member. BNY Mellon Capital Markets, LLC received no benefit in connection with the transaction. The following is a list of the syndicate's members:

Barclays Capital Inc.
Deutsche Bank Securities Inc.
Merrill Lynch, Pierce, Fenner & Smith Incorporated
Mitsubishi UFJ Securities (USA), Inc.
Santander Investment Securities Inc.
Société Générale
Banca IMI S.p.A.
BNP Paribas Securities Corp.
Citigroup Global Markets Inc.
HSBC Securities (USA) Inc.
ING Financial Markets LLC
Mizuho Securities USA Inc.
Rabo Securities USA, Inc.
RBS Securities Inc.
SMBC Nikko Capital Markets Limited
TD Securities (USA) LLC
UniCredit Capital Markets LLC
Wells Fargo Securities, LLC
ANZ Securities, Inc.
BNY Mellon Capital Markets, LLC
Commerz Markets LLC

Accompanying this statement are materials provided to the Board of Trustees for the Fund, which ratified the purchase as being in compliance with the Fund's Rule 10f-3 Procedures at a Board meeting held on June 6-7, 2016. These materials include additional information about the terms of the transaction.

Sub-Item 77O
Rule 10f-3 Transaction

BNY MELLON FUNDS TRUST
BNY Mellon Bond Fund

On January 13, 2016, BNY Mellon Bond Fund, a series of BNY Mellon Funds Trust (the "Fund"), purchased 5,935 4.900% Notes due 2046 issued by Anheuser-Busch InBev Finance Inc. (CUSIP No. 035242AN6) (the "Notes") at a purchase price of $99.765 per Note, including underwriter compensation of 0.875%. The Notes were purchased from Merrill Lynch, Pierce, Fenner & Smith Incorporated, a member of the underwriting syndicate of which BNY Mellon Capital Markets, LLC, an affiliate of the Fund's investment adviser, was also a member. BNY Mellon Capital Markets, LLC received no benefit in connection with the transaction. The following is a list of the syndicate's members:

Barclays Capital Inc.
Deutsche Bank Securities Inc.
Merrill Lynch, Pierce, Fenner & Smith Incorporated
Mitsubishi UFJ Securities (USA), Inc.
Santander Investment Securities Inc.
Société Générale
Banca IMI S.p.A.
BNP Paribas Securities Corp.
Citigroup Global Markets Inc.
HSBC Securities (USA) Inc.
ING Financial Markets LLC
Mizuho Securities USA Inc.
Rabo Securities USA, Inc.
RBS Securities Inc.
SMBC Nikko Capital Markets Limited
TD Securities (USA) LLC
UniCredit Capital Markets LLC
Wells Fargo Securities, LLC
ANZ Securities, Inc.
BNY Mellon Capital Markets, LLC
Commerz Markets LLC

Accompanying this statement are materials provided to the Board of Trustees for the Fund, which ratified the purchase as being in compliance with the Fund's Rule 10f-3 Procedures at a Board meeting held on June 6-7, 2016. These materials include additional information about the terms of the transaction.

BNY Mellon Bond Fund February 2015

EXHIBIT B

PRE-PURCHASE APPROVAL FORM FOR PURCHASE OF SECURITIES UNDERWRITTEN BY AN AFFILIATE

Used for compliance with Rule 10f-3 and/or Rule 23B

1. Account/Fund Name:	**BNY Mellon Bond Fund**
2. Anticipated Purchase Date:	1/13/2016
3. Total Net Assets of Account/Fund:	$1,005,910,389
4. Type and Description of Security to be Purchased:	Anheuser-Busch InBev Finance Inc. 4.90% 2/1/2046
5. Credit Rating of Security (Rating/Rating Agency):	A2/A-
6. Name of Underwriting Syndicate Dealer Effecting Transaction:	Bank of America NA
7. Name of Affiliated Underwriter in Underwriting Syndicate	BNY Mellon Capital Markets, LLC.
8. Issue Size	11,000,000,000
9. CUSIP	035242AN6
10. Amount Purchased by Account/Fund	5,935 **Units**
11. Percentage of Principal Amount of Offering Purchased by Account/Fund	0.05%
12. Amount Purchased as a Percentage of Account/Fund Assets	0.59%
13. Purchase Price of Securities (if at par, so state)	$99.765
14. Commission/Spread Received by Principal Underwriters	0.875%
15. Yield (as applicable):	4.91%
16. Average Yield of Security Purchased by Non-affiliated Entities on Date of Purchase	4.91%
17. The Affiliated Purchase Must be Reported to the appropriate Board of Directors as described in this policy	

Mutual Fund Purchases Only *(See Fund Rule 10f-3 procedures for more information):*

1. Was Price paid for all block purchases the same for all participants? (Must be Yes):	Yes
2. Was Security Purchased on Offer Date? (Must be Yes):	Yes
3. Was Issuer in continuous operation for at least 3 years? (Must be Yes):	Yes
4. Was the Offering Part of firm commitment by Underwriter? (Must be Yes):	Yes
5. Did affiliated Underwriter benefit directly from the Purchase? (Must be No):	No
6. Was the Commission or Spread paid reasonable as compared to Transactions with non-affiliated Parties? (Must be Yes):	Yes
7. *Municipal Securities Only:* Is security spread sufficiently liquid that it can be sold at carrying price within a reasonably short time? (Must be Yes):	
8. *Municipal Securities Only:* Is security subject to no greater than moderate credit risk? (Must be Yes):

Sub-Item 77O
Rule 10f-3 Transaction

BNY MELLON FUNDS TRUST
BNY Mellon Corporate Bond Fund

On January 13, 2016, BNY Mellon Corporate Bond Fund, a series of BNY Mellon Funds Trust (the "Fund"), purchased 7,000 3.650% Notes due 2026 issued by Anheuser-Busch InBev Finance Inc. (CUSIP No. 035242AP1) (the "Notes") at a purchase price of $99.833 per Note, including underwriter compensation of 0.450%. The Notes were purchased from Barclays Capital Inc., a member of the underwriting syndicate of which BNY Mellon Capital Markets, LLC, an affiliate of the Fund's investment adviser, was also a member. BNY Mellon Capital Markets, LLC received no benefit in connection with the transaction. The following is a list of the syndicate's members:

Barclays Capital Inc.
Deutsche Bank Securities Inc.
Merrill Lynch, Pierce, Fenner & Smith Incorporated
Mitsubishi UFJ Securities (USA), Inc.
Santander Investment Securities Inc.
Société Générale
Banca IMI S.p.A.
BNP Paribas Securities Corp.
Citigroup Global Markets Inc.
HSBC Securities (USA) Inc.
ING Financial Markets LLC
Mizuho Securities USA Inc.
Rabo Securities USA, Inc.
RBS Securities Inc.
SMBC Nikko Capital Markets Limited
TD Securities (USA) LLC
UniCredit Capital Markets LLC
Wells Fargo Securities, LLC
ANZ Securities, Inc.
BNY Mellon Capital Markets, LLC
Commerz Markets LLC

Accompanying this statement are materials provided to the Board of Trustees for the Fund, which ratified the purchase as being in compliance with the Fund's Rule 10f-3 Procedures at a Board meeting held on June 6-7, 2016. These materials include additional information about the terms of the transaction.

Sub-Item 77O
Rule 10f-3 Transaction

BNY MELLON FUNDS TRUST
BNY Mellon Intermediate Bond Fund

On January 13, 2016, BNY Mellon Intermediate Bond Fund, a series of BNY Mellon Funds Trust (the "Fund"), purchased 6,635 2.650% Notes due 2021 issued by Anheuser-Busch InBev Finance Inc. (CUSIP No. 035242AJ5) (the "Notes") at a purchase price of $99.687 per Note, including underwriter compensation of 0.400%. The Notes were purchased from Deutsche Bank Securities, Inc., a member of the underwriting syndicate of which BNY Mellon Capital Markets, LLC, an affiliate of the Fund's investment adviser, was also a member. BNY Mellon Capital Markets, LLC received no benefit in connection with the transaction. The following is a list of the syndicate's members:

Barclays Capital Inc.
Deutsche Bank Securities Inc.
Merrill Lynch, Pierce, Fenner & Smith Incorporated
Mitsubishi UFJ Securities (USA), Inc.
Santander Investment Securities Inc.
Société Générale
Banca IMI S.p.A.
BNP Paribas Securities Corp.
Citigroup Global Markets Inc.
HSBC Securities (USA) Inc.
ING Financial Markets LLC
Mizuho Securities USA Inc.
Rabo Securities USA, Inc.
RBS Securities Inc.
SMBC Nikko Capital Markets Limited
TD Securities (USA) LLC
UniCredit Capital Markets LLC
Wells Fargo Securities, LLC
ANZ Securities, Inc.
BNY Mellon Capital Markets, LLC
Commerz Markets LLC

Accompanying this statement are materials provided to the Board of Trustees for the Fund, which ratified the purchase as being in compliance with the Fund's Rule 10f-3 Procedures at a Board meeting held on June 6-7, 2016. These materials include additional information about the terms of the transaction.

Sub-Item 77O
Rule 10f-3 Transaction

BNY MELLON FUNDS TRUST
BNY Mellon Massachusetts Intermediate Municipal Bond Fund

On January 20, 2016, BNY Mellon Massachusetts Intermediate Municipal Bond Fund, a series of BNY Mellon Funds Trust (the "Fund"), purchased 5,000 Revenue Bonds, Partners HealthCare System Issue, Series Q (2016), due 2032, issued by the Massachusetts Development Finance Agency (CUSIP No. 57584XHV6) (the "Bonds") at a purchase price of $107.409 per Bond, including underwriter compensation of 0.500%. The Bonds were purchased from J.P. Morgan Securities, LLC, a member of the underwriting syndicate of which BNY Mellon Capital Markets, LLC, an affiliate of the Fund's investment adviser, was also a member. BNY Mellon Capital Markets, LLC received no benefit in connection with the transaction. The following is a list of the syndicate's members:

J.P. Morgan Securities Inc.
Merrill Lynch, Pierce, Fenner & Smith Incorporated
Barclays Capital Inc.
BNY Mellon Capital Markets, LLC
Jefferies LLC
TD Securities (USA) LLC
U.S. Bancorp Investments, Inc.
Wells Fargo Securities, LLC

Accompanying this statement are materials provided to the Board of Trustees for the Fund, which ratified the purchase as being in compliance with the Fund's Rule 10f-3 Procedures at a Board meeting held on June 6-7, 2016. These materials include additional information about the terms of the transaction.

BNY Mellon Massachusetts Intermediate Municipal Bond Fund February 2015

EXHIBIT B

PRE-PURCHASE APPROVAL FORM FOR PURCHASE OF SECURITIES UNDERWRITTEN BY AN AFFILIATE

Used for compliance with Rule 10f-3 and/or Rule 23B

1. Account/Fund Name:	**BNY Mellon Massachusetts Intermediate Municipal Bond Fund**
2. Anticipated Purchase Date:	1/20/2016
3. Total Net Assets of Account/Fund:	$340,148,774
4. Type and Description of Security to be Purchased:	Massachusetts Development Finance Agency 4.0% 7/1/2032
5. Credit Rating of Security (Rating/Rating Agency):	Aa3/AA-/AA
6. Name of Underwriting Syndicate Dealer Effecting Transaction:	J.P. Morgan Securities, LLC
7. Name of Affiliated Underwriter in Underwriting Syndicate	BNY Mellon Capital Markets, LLC.
8. Issue Size	423,990,000
9. CUSIP	57584XHV6
10. Amount Purchased by Account/Fund	5,000 **Units**
11. Percentage of Principal Amount of Offering Purchased by Account/Fund	1.18%
12. Amount Purchased as a Percentage of Account/Fund Assets	1.58%
13. Purchase Price of Securities (if at par, so state)	$107.409
14. Commission/Spread Received by Principal Underwriters	0.500%
15. Yield (as applicable):	3.41%
16. Average Yield of Security Purchased by Non-affiliated Entities on Date of Purchase	3.41%
17. The Affiliated Purchase Must be Reported to the appropriate Board of Directors as described in this policy	

++

Mutual Fund Purchases Only *(See Fund Rule 10f-3 procedures for more information):*

1. Was Price paid for all block purchases the same for all participants? (Must be Yes):	Yes
2. Was Security Purchased on Offer Date? (Must be Yes):	Yes
3. Was Issuer in continuous operation for at least 3 years? (Must be Yes):	Yes
4. Was the Offering Part of firm commitment by Underwriter? (Must be Yes):	Yes
5. Did affiliated Underwriter benefit directly from the Purchase? (Must be No):	No
6. Was the Commission or Spread paid reasonable as compared to Transactions with non-affiliated Parties? (Must be Yes):	Yes
7. *Municipal Securities Only:* Is security spread sufficiently liquid that it can be sold at carrying price within a reasonably short time? (Must be Yes):	Yes
8. *Municipal Securities Only:* Is security subject to no greater than moderate credit risk? (Must be Yes):	Yes

++

Sub-Item 77O
Rule 10f-3 Transaction

BNY MELLON FUNDS TRUST
BNY Mellon National Intermediate Municipal Bond Fund

On January 20, 2016, BNY Mellon National Intermediate Municipal Bond Fund, a series of BNY Mellon Funds Trust (the "Fund"), purchased 10,470 Revenue Bonds, Partners HealthCare System Issue, Series Q (2016), due 2032, issued by the Massachusetts Development Finance Agency (CUSIP No. 57584XHV6) (the "Bonds") at a purchase price of $107.409 per Bond, including underwriter compensation of 0.500%. The Bonds were purchased from J.P. Morgan Securities Inc., a member of the underwriting syndicate of which BNY Mellon Capital Markets, LLC, an affiliate of the Fund's investment adviser, was also a member. BNY Mellon Capital Markets, LLC received no benefit in connection with the transaction. The following is a list of the syndicate's members:

J.P. Morgan Securities Inc.
Merrill Lynch, Pierce, Fenner & Smith Incorporated
Barclays Capital Inc.
BNY Mellon Capital Markets, LLC
Jefferies LLC
TD Securities (USA) LLC
U.S. Bancorp Investments, Inc.
Wells Fargo Securities, LLC

Accompanying this statement are materials provided to the Board of Trustees for the Fund, which ratified the purchase as being in compliance with the Fund's Rule 10f-3 Procedures at a Board meeting held on June 6-7, 2016. These materials include additional information about the terms of the transaction.

BNY Mellon National Intermediate Municipal Bond Fund February 2015

EXHIBIT B
PRE-PURCHASE APPROVAL FORM FOR PURCHASE OF SECURITIES UNDERWRITTEN BY AN AFFILIATE
Used for compliance with Rule 10f-3 and/or Rule 23B

1. Account/Fund Name:		**BNY Mellon National Intermediate Municipal Bond Fund**
2. Anticipated Purchase Date:		1/20/2016
3. Total Net Assets of Account/Fund:		$2,133,260,914
4. Type and Description of Security to be Purchased:		Massachusetts Development Finance Agency 4.0% 7/1/2032
5. Credit Rating of Security (Rating/Rating Agency):		Aa3/AA-/AA
6. Name of Underwriting Syndicate Dealer Effecting Transaction:		J.P. Morgan Securities, LLC
7. Name of Affiliated Underwriter in Underwriting Syndicate		BNY Mellon Capital Markets, LLC.
8. Issue Size		423,990,000
9. CUSIP		57584XHV6
10. Amount Purchased by Account/Fund	10,470	**Units**
11. Percentage of Principal Amount of Offering Purchased by Account/Fund		2.47%
12. Amount Purchased as a Percentage of Account/Fund Assets		0.53%
13. Purchase Price of Securities (if at par, so state)		$107.409
14. Commission/Spread Received by Principal Underwriters		0.500%
15. Yield (as applicable):		3.41%
16. Average Yield of Security Purchased by Non-affiliated Entities on Date of Purchase		3.41%
17. The Affiliated Purchase Must be Reported to the appropriate Board of Directors as described in this policy		

Mutual Fund Purchases Only *(See Fund Rule 10f-3 procedures for more information).*

1. Was Price paid for all block purchases the same for all participants? (Must be Yes):	Yes
2. Was Security Purchased on Offer Date? (Must be Yes):	Yes
3. Was Issuer in continuous operation for at least 3 years? (Must be Yes):	Yes
4. Was the Offering Part of firm commitment by Underwriter? (Must be Yes):	Yes
5. Did affiliated Underwriter benefit directly from the Purchase? (Must be No):	No
6. Was the Commission or Spread paid reasonable as compared to Transactions with non-affiliated Parties? (Must be Yes):	Yes
7. *Municipal Securities Only:* Is security spread sufficiently liquid that it can be sold at carrying price within a reasonably short time? (Must be Yes):	Yes
8. *Municipal Securities Only:* Is security subject to no greater than moderate credit risk? (Must be Yes):	Yes

Sub-Item 77O
Rule 10f-3 Transaction

BNY MELLON FUNDS TRUST
BNY Mellon Asset Allocation Fund

On February 29, 2016, BNY Mellon Asset Allocation Fund, a series of BNY Mellon Funds Trust (the "Fund"), purchased 280 Floating Rate Notes due 2019 issued by the Exxon Mobil Corporation (CUSIP No. 30231GAP7) (the "Notes") at a purchase price of $100.00 per Note, including underwriter compensation of 0.100%. The Notes were purchased from Merrill Lynch, Pierce, Fenner & Smith Incorporated, a member of the underwriting syndicate of which BNY Mellon Capital Markets, LLC, an affiliate of the Fund's investment adviser, was also a member. BNY Mellon Capital Markets, LLC received no benefit in connection with the transaction. The following is a list of the syndicate's members:

Citigroup Global Markets Inc.
J.P. Morgan Securities LLC
Merrill Lynch, Pierce, Fenner & Smith Incorporated
Barclays Capital Inc.
Morgan Stanley & Co. LLC
BNP Paribas Securities Corp.
HSBC Securities (USA) Inc.
Mizuho Securities USA Inc.
SG Americas Securities, LLC
Standard Chartered Bank
BNY Mellon Capital Markets, LLC
Credit Agricole Securities (USA) Inc.
Deutsche Bank Securities Inc.
Lebenthal & Co., LLC
The Williams Capital Group, L.P.
U.S. Bancorp Investments, Inc.
Wells Fargo Securities, LLC

Accompanying this statement are materials provided to the Board of Trustees for the Fund, which ratified the purchase as being in compliance with the Fund's Rule 10f-3 Procedures at a Board meeting held on June 6-7, 2016. These materials include additional information about the terms of the transaction.

Sub-Item 77O
Rule 10f-3 Transaction

BNY MELLON FUNDS TRUST
BNY Mellon Bond Fund

On February 29, 2016, BNY Mellon Bond Fund, a series of BNY Mellon Funds Trust (the "Fund"), purchased 4,425 Floating Rate Notes due 2019 issued by the Exxon Mobil Corporation (CUSIP No. 30231GAP7) (the "Notes") at a purchase price of $100.00 per Note, including underwriter compensation of 0.100%. The Notes were purchased from Merrill Lynch, Pierce, Fenner & Smith Incorporated, a member of the underwriting syndicate of which BNY Mellon Capital Markets, LLC, an affiliate of the Fund's investment adviser, was also a member. BNY Mellon Capital Markets, LLC received no benefit in connection with the transaction. The following is a list of the syndicate's members:

Citigroup Global Markets Inc.
J.P. Morgan Securities LLC
Merrill Lynch, Pierce, Fenner & Smith Incorporated
Barclays Capital Inc.
Morgan Stanley & Co. LLC
BNP Paribas Securities Corp.
HSBC Securities (USA) Inc.
Mizuho Securities USA Inc.
SG Americas Securities, LLC
Standard Chartered Bank
BNY Mellon Capital Markets, LLC
Credit Agricole Securities (USA) Inc.
Deutsche Bank Securities Inc.
Lebenthal & Co., LLC
The Williams Capital Group, L.P.
U.S. Bancorp Investments, Inc.
Wells Fargo Securities, LLC

Accompanying this statement are materials provided to the Board of Trustees for the Fund, which ratified the purchase as being in compliance with the Fund's Rule 10f-3 Procedures at a Board meeting held on June 6-7, 2016. These materials include additional information about the terms of the transaction.

Sub-Item 77O
Rule 10f-3 Transaction

BNY MELLON FUNDS TRUST
BNY Mellon Intermediate Bond Fund

On February 29, 2016, BNY Mellon Intermediate Bond Fund, a series of BNY Mellon Funds Trust (the "Fund"), purchased 3,790 Floating Rate Notes due 2019 issued by the Exxon Mobil Corporation (CUSIP No. 30231GAP7) (the "Notes") at a purchase price of $100.00 per Note, including underwriter compensation of 0.100%. The notes were purchased from Merrill Lynch, Pierce, Fenner & Smith Incorporated, a member of the underwriting syndicate of which BNY Mellon Capital Markets, LLC, an affiliate of the Fund's investment adviser, was also a member. BNY Mellon Capital Markets, LLC received no benefit in connection with the transaction. The following is a list of the syndicate's members:

Citigroup Global Markets Inc.
J.P. Morgan Securities LLC
Merrill Lynch, Pierce, Fenner & Smith Incorporated
Barclays Capital Inc.
Morgan Stanley & Co. LLC
BNP Paribas Securities Corp.
HSBC Securities (USA) Inc.
Mizuho Securities USA Inc.
SG Americas Securities, LLC
Standard Chartered Bank
BNY Mellon Capital Markets, LLC
Credit Agricole Securities (USA) Inc.
Deutsche Bank Securities Inc.
Lebenthal & Co., LLC
The Williams Capital Group, L.P.
U.S. Bancorp Investments, Inc.
Wells Fargo Securities, LLC

Accompanying this statement are materials provided to the Board of Trustees for the Fund, which ratified the purchase as being in compliance with the Fund's Rule 10f-3 Procedures at a Board meeting held on June 6-7, 2016. These materials include additional information about the terms of the transaction.

Sub-Item 77O
Rule 10f-3 Transaction

BNY MELLON FUNDS TRUST
BNY Mellon New York Intermediate Tax-Exempt Bond Fund

On March 3, 2016, BNY Mellon New York Intermediate Tax-Exempt Bond Fund, a series of BNY Mellon Funds Trust (the "Fund"), purchased 3,000 Dedicated Tax Fund Refunding Bonds, Series 2016A, issued by the Metropolitan Transportation Authority (CUSIP No. 59259N2H5) (the "Bonds") at a purchase price of $126.491 per Bond, including underwriter compensation of 0.500%. The Bonds were purchased from Wells Fargo Securities, LLC, a member of the underwriting syndicate of which BNY Mellon Capital Markets, LLC, an affiliate of the Fund's investment adviser, was also a member. BNY Mellon Capital Markets, LLC received no benefit in connection with the transaction. The following is a list of the syndicate's members:

Wells Fargo Securities, LLC
Bank of America Merrill Lynch
Goldman, Sachs & Co.
Academy Securities Inc.
BNY Mellon Capital Markets, LLC
Jefferies LLC
J.P. Morgan Securities, Inc.
Loop Capital Markets LLC
Rice Financial Products Company

Accompanying this statement are materials provided to the Board of Trustees for the Fund, which ratified the purchase as being in compliance with the Fund's Rule 10f-3 Procedures at a Board meeting held on June 6-7, 2016. These materials include additional information about the terms of the transaction.

Sub-Item 77O
Rule 10f-3 Transaction

BNY MELLON FUNDS TRUST
BNY Mellon National Intermediate Municipal Bond Fund

On March 9, 2016, BNY Mellon National Intermediate Municipal Bond Fund, a series of BNY Mellon Funds Trust (the "Fund"), purchased 5,000 State Personal Income Tax Revenue Bonds (General Purpose), Series 2016A, issued by the New York State Urban Development Corporation (CUSIP No. 650035W87) (the "Bonds") at a purchase price of $123.379 per Bond, including underwriter compensation of 5.000%. The Bonds were purchased from Bank of America Merrill Lynch, a member of the underwriting syndicate of which BNY Mellon Capital Markets, LLC, an affiliate of the Fund's investment adviser, was also a member. BNY Mellon Capital Markets, LLC received no benefit in connection with the transaction. The following is a list of the syndicate's members:

Bank of America Merrill Lynch
Citigroup, Inc.
Ramirez & Co., Inc.
Barclays Capital Inc.
Goldman, Sachs & Co.
Jefferies LLC
J.P. Morgan Securities Inc.
Loop Capital Markets LLC
Morgan Stanley & Co., LLC
RBC Capital Markets
Rice Financial Products Company
Siebert Brandford Shank & Co. LLC
Wells Fargo Securities, LLC
Blaylock Beal Van, LLC
BNY Mellon Capital Markets, LLC
Fidelity Capital Markets
HilltopSecurities
Janney Montgomery Scott LLC
KyBanc Capital Markets Inc.
Lebenthal & Co., LLC
M&T Securities, Inc.
Mesirow Financial, Inc.
Oppenheimer & Co.
Piper Jaffray & Co.
Prager & Co., LLC
Raymond James & Associates, Inc.
Roosevelt & Cross, Incorporated
Stifel, Nicolaus & Company, Incorporated
TD Securities (USA) LLC
The Williams Capital Group, L.P.

U.S. Bancorp Investments, Inc.

Accompanying this statement are materials provided to the Board of Trustees for the Fund, which ratified the purchase as being in compliance with the Fund's Rule 10f-3 Procedures at a Board meeting held on June 6-7, 2016. These materials include additional information about the terms of the transaction.

BNY Mellon National Intermediate Municipal Bond Fund February 2015

EXHIBIT B

PRE-PURCHASE APPROVAL FORM FOR PURCHASE OF SECURITIES UNDERWRITTEN BY AN AFFILIATE

Used for compliance with Rule 10f-3 and/or Rule 23B

1. Account/Fund Name:	**BNY Mellon National Intermediate Municipal Bond Fund**
2. Anticipated Purchase Date:	3/9/2016
3. Total Net Assets of Account/Fund:	$2,132,590,616
4. Type and Description of Security to be Purchased:	New York State Urban Development Corp 5.0% 3/15/2025
5. Credit Rating of Security (Rating/Rating Agency):	AAA/AA+
6. Name of Underwriting Syndicate Dealer Effecting Transaction:	BOA Merrill Lynch
7. Name of Affiliated Underwriter in Underwriting Syndicate	BNY Mellon Capital Markets, LLC.
8. Issue Size	1,654,930,000
9. CUSIP	650035W87
10. Amount Purchased by Account/Fund	5,000 **Units**
11. Percentage of Principal Amount of Offering Purchased by Account/Fund	0.30%
12. Amount Purchased as a Percentage of Account/Fund Assets	0.29%
13. Purchase Price of Securities (if at par, so state)	$123.379
14. Commission/Spread Received by Principal Underwriters	5.000%
15. Yield (as applicable):	2.13%
16. Average Yield of Security Purchased by Non-affiliated Entities on Date of Purchase	2.13%
17. The Affiliated Purchase Must be Reported to the appropriate Board of Directors as described in this policy	

++

Mutual Fund Purchases Only *(See Fund Rule 10f-3 procedures for more information):*

1. Was Price paid for all block purchases the same for all participants? (Must be Yes):	Yes
2. Was Security Purchased on Offer Date? (Must be Yes):	Yes
3. Was Issuer in continuous operation for at least 3 years? (Must be Yes):	Yes
4. Was the Offering Part of firm commitment by Underwriter? (Must be Yes):	Yes
5. Did affiliated Underwriter benefit directly from the Purchase? (Must be No):	No
6. Was the Commission or Spread paid reasonable as compared to Transactions with non-affiliated Parties? (Must be Yes):	Yes
7. *Municipal Securities Only:* Is security spread sufficiently liquid that it can be sold at carrying price within a reasonably short time? (Must be Yes):	Yes
8. *Municipal Securities Only:* Is security subject to no greater than moderate credit risk? (Must be Yes):	Yes

++

Sub-Item 77O
Rule 10f-3 Transaction

BNY MELLON FUNDS TRUST
BNY Mellon New York Intermediate Tax-Exempt Bond Fund

On March 9, 2016, BNY Mellon New York Intermediate Tax-Exempt Bond Fund, a series of BNY Mellon Funds Trust (the "Fund"), purchased 1,000 State Personal Income Tax Revenue Bonds (General Purpose), Series 2016A, issued by the New York State Urban Development Corporation (CUSIP No. 650035W87) (the "Bonds") at a purchase price of $123.379 per Bond, including underwriter compensation of 5.000%. The Bonds were purchased from Bank of America Merrill Lynch, a member of the underwriting syndicate of which BNY Mellon Capital Markets, LLC, an affiliate of the Fund's investment adviser, was also a member. BNY Mellon Capital Markets, LLC received no benefit in connection with the transaction. The following is a list of the syndicate's members:

Bank of America Merrill Lynch
Citigroup, Inc.
Ramirez & Co., Inc.
Barclays Capital Inc.
Goldman, Sachs & Co.
Jefferies LLC
J.P. Morgan Securities Inc.
Loop Capital Markets LLC
Morgan Stanley & Co., LLC
RBC Capital Markets
Rice Financial Products Company
Siebert Brandford Shank & Co. LLC
Wells Fargo Securities, LLC
Blaylock Beal Van, LLC
BNY Mellon Capital Markets, LLC
Fidelity Capital Markets
HilltopSecurities
Janney Montgomery Scott LLC
KyBanc Capital Markets Inc.
Lebenthal & Co., LLC
M&T Securities, Inc.
Mesirow Financial, Inc.
Oppenheimer & Co.
Piper Jaffray & Co.
Prager & Co., LLC
Raymond James & Associates, Inc.
Roosevelt & Cross, Incorporated
Stifel, Nicolaus & Company, Incorporated
TD Securities (USA) LLC
The Williams Capital Group, L.P.

U.S. Bancorp Investments, Inc.

Accompanying this statement are materials provided to the Board of Trustees for the Fund, which ratified the purchase as being in compliance with the Fund's Rule 10f-3 Procedures at a Board meeting held on June 6-7, 2016. These materials include additional information about the terms of the transaction.

Sub-Item 77O
Rule 10f-3 Transaction

BNY MELLON FUNDS TRUST
BNY Mellon Corporate Bond Fund

On March 14, 2016, BNY Mellon Corporate Bond Fund, a series of BNY Mellon Funds Trust (the "Fund"), purchased 2,000 5.55% Senior Notes due 2026 issued by Anadarko Petroleum Corporation (CUSIP No. 032511BN6) (the "Notes") at a purchase price of $99.690 per Note, including underwriter compensation of 0.650%. The Notes were purchased from Merrill Lynch, Pierce, Fenner & Smith Incorporated, a member of the underwriting syndicate of which BNY Mellon Capital Markets, LLC, an affiliate of the Fund's investment adviser, was also a member. BNY Mellon Capital Markets, LLC received no benefit in connection with the transaction. The following is a list of the syndicate's members:

Barclays Capital Inc.
Merrill Lynch, Pierce, Fenner & Smith Incorporated
Mizuho Securities USA Inc.
Deutsche Bank Securities Inc.
J.P. Morgan Securities LLC
Morgan Stanley & Co., LLC
Wells Fargo Securities, LLC
Citigroup Global Markets Inc.
Mitsubishi UFJ Securities (USA), Inc.
BNP Paribas Securities Corp.
Credit Agricole Securities (USA) Inc.
Credit Suisse Securities (USA) LLC
DNB Markets, Inc.
Goldman, Sachs & Co.
SG Americas Securities, LLC
Standard Chartered Bank
SMBC Nikko Securities America, Inc.
Scotia Capital (USA) Inc.
UBS Securities LLC
The Standard Bank of South Africa Limited
BNY Mellon Capital Markets, LLC

Accompanying this statement are materials provided to the Board of Trustees for the Fund, which ratified the purchase as being in compliance with the Fund's Rule 10f-3 Procedures at a Board meeting held on June 6-7, 2016. These materials include additional information about the terms of the transaction.

BNY Mellon Corporate Bond Fund February 2015

EXHIBIT B

PRE-PURCHASE APPROVAL FORM FOR PURCHASE OF SECURITIES UNDERWRITTEN BY AN AFFILIATE

Used for compliance with Rule 10f-3 and/or Rule 23B

1. Account/Fund Name:		**BNY Mellon Corporate Bond Fund**
2. Anticipated Purchase Date:		3/14/2016
3. Total Net Assets of Account/Fund:		$755,256,302
4. Type and Description of Security to be Purchased:		Anadarko Petroleum Corporation 5.55% 3/15/2026
5. Credit Rating of Security (Rating/Rating Agency):		Baa2/BBB/BBB
6. Name of Underwriting Syndicate Dealer Effecting Transaction:		Bank of America NA
7. Name of Affiliated Underwriter in Underwriting Syndicate		BNY Mellon Capital Markets, LLC.
8. Issue Size		1,100,000,000
9. CUSIP		032511BN6
10. Amount Purchased by Account/Fund	2,000	**Units**
11. Percentage of Principal Amount of Offering Purchased by Account/Fund		0.18%
12. Amount Purchased as a Percentage of Account/Fund Assets		0.26%
13. Purchase Price of Securities (if at par, so state)		$99.690
14. Commission/Spread Received by Principal Underwriters		0.650%
15. Yield (as applicable):		5.59%
16. Average Yield of Security Purchased by Non-affiliated Entities on Date of Purchase		5.59%
17. The Affiliated Purchase Must be Reported to the appropriate Board of Directors as described in this policy		

++

***Mutual Fund Purchases Only** (See Fund Rule 10f-3 procedures for more information):*

1. Was Price paid for all block purchases the same for all participants? (Must be Yes):	Yes
2. Was Security Purchased on Offer Date? (Must be Yes):	Yes
3. Was Issuer in continuous operation for at least 3 years? (Must be Yes):	Yes
4. Was the Offering Part of firm commitment by Underwriter? (Must be Yes):	Yes
5. Did affiliated Underwriter benefit directly from the Purchase? (Must be No):	No
6. Was the Commission or Spread paid reasonable as compared to Transactions with non-affiliated Parties? (Must be Yes):	Yes
7. *Municipal Securities Only:* Is security spread sufficiently liquid that it can be sold at carrying price within a reasonably short time? (Must be Yes):	
8. *Municipal Securities Only:* Is security subject to no greater than moderate credit risk? (Must be Yes):	

++

Sub-Item 77O
Rule 10f-3 Transaction

BNY MELLON FUNDS TRUST
BNY Mellon Corporate Bond Fund

On March 17, 2016, BNY Mellon Corporate Bond Fund, a series of BNY Mellon Funds Trust (the "Fund"), purchased 1,000 4.750% Senior Notes due 2026 issued by Legg Mason, Inc. (CUSIP No. 524901AV7) (the "Notes") at a purchase price of $99.954 per Note, including underwriter compensation of 0.650%. The Notes were purchased from J.P. Morgan Securities LLC, a member of the underwriting syndicate of which BNY Mellon Capital Markets, LLC, an affiliate of the Fund's investment adviser, was also a member. BNY Mellon Capital Markets, LLC received no benefit in connection with the transaction. The following is a list of the syndicate's members:

Citigroup Global Markets Inc.
J.P. Morgan Securities LLC
HSBC Securities (USA) Inc.
Mitsubishi UFJ Securities (USA), Inc.
RBC Capital Markets, LLC
ANZ Securities, Inc.
BNY Mellon Capital Markets, LLC
Credit Agricole Securities (USA) Inc.
Morgan Stanley & Co., LLC
Wells Fargo Securities, LLC
UBS Securities LLC

Accompanying this statement are materials provided to the Board of Trustees for the Fund, which ratified the purchase as being in compliance with the Fund's Rule 10f-3 Procedures at a Board meeting held on June 6-7, 2016. These materials include additional information about the terms of the transaction.

BNY Mellon Corporate Bond Fund

February 2015

EXHIBIT B

PRE-PURCHASE APPROVAL FORM FOR PURCHASE OF SECURITIES UNDERWRITTEN BY AN AFFILIATE

Used for compliance with Rule 10f-3 and/or Rule 23B

1. Account/Fund Name:		**BNY Mellon Corporate Bond Fund**
2. Anticipated Purchase Date:		3/17/2016
3. Total Net Assets of Account/Fund:		$756,572,897
4. Type and Description of Security to be Purchased:		Legg Mason Inc. 4.75% 3/15/2026
5. Credit Rating of Security (Rating/Rating Agency):		Baa1/BBB
6. Name of Underwriting Syndicate Dealer Effecting Transaction:		J.P. Morgan Chase
7. Name of Affiliated Underwriter in Underwriting Syndicate		BNY Mellon Capital Markets, LLC.
8. Issue Size		450,000,000
9. CUSIP		524901AV7
10. Amount Purchased by Account/Fund	1,000	**Units**
11. Percentage of Principal Amount of Offering Purchased by Account/Fund		0.22%
12. Amount Purchased as a Percentage of Account/Fund Assets		0.13%
13. Purchase Price of Securities (if at par, so state)		$99.954
14. Commission/Spread Received by Principal Underwriters		0.650%
15. Yield (as applicable):		4.76%
16. Average Yield of Security Purchased by Non-affiliated Entities on Date of Purchase		4.76%
17. The Affiliated Purchase Must be Reported to the appropriate Board of Directors as described in this policy		

++

Mutual Fund Purchases Only *(See Fund Rule 10f-3 procedures for more information):*

1. Was Price paid for all block purchases the same for all participants? (Must be Yes):	Yes
2. Was Security Purchased on Offer Date? (Must be Yes):	Yes
3. Was Issuer in continuous operation for at least 3 years? (Must be Yes):	Yes
4. Was the Offering Part of firm commitment by Underwriter? (Must be Yes):	Yes
5. Did affiliated Underwriter benefit directly from the Purchase? (Must be No):	No
6. Was the Commission or Spread paid reasonable as compared to Transactions with non-affiliated Parties? (Must be Yes):	Yes
7. *Municipal Securities Only:* Is security spread sufficiently liquid that it can be sold at carrying price within a reasonably short time? (Must be Yes):	
8. *Municipal Securities Only:* Is security subject to no greater than moderate credit risk? (Must be Yes):	

++

Sub-Item 77O
Rule 10f-3 Transaction

BNY MELLON FUNDS TRUST
BNY Mellon Corporate Bond Fund

On March 29, 2016, BNY Mellon Corporate Bond Fund, a series of BNY Mellon Funds Trust (the "Fund"), purchased 3,000 Senior Debt Notes due 2021 issued by UBS Group Funding (Jersey) Limited (CUSIP No. 90351DAD9) (the "Notes") at a purchase price of $99.925 per Note, including underwriter compensation of 0.200%. The Notes were purchased from UBS Securities, LLC, a member of the underwriting syndicate of which BNY Mellon Capital Markets, LLC, an affiliate of the Fund's investment adviser, was also a member. BNY Mellon Capital Markets, LLC received no benefit in connection with the transaction. The following is a list of the syndicate's members:

UBS Securities, LLC
Academy Securities Inc.
ANZ Securities
BB&T Capital Markets
BMO Capital Markets Corp.
BNY Mellon Capital Markets, LLC
Capital One Securities Inc.
CIBC World Markets
Citigroup Global Markets Inc.

Accompanying this statement are materials provided to the Board of Trustees for the Fund, which ratified the purchase as being in compliance with the Fund's Rule 10f-3 Procedures at a Board meeting held on June 6-7, 2016. These materials include additional information about the terms of the transaction.

BNY Mellon Corporate Bond Fund February 2015

EXHIBIT B
PRE-PURCHASE APPROVAL FORM FOR PURCHASE OF SECURITIES UNDERWRITTEN BY AN AFFILIATE
Used for compliance with Rule 10f-3 and/or Rule 23B

1. Account/Fund Name:		**BNY Mellon Corporate Bond Fund**
2. Anticipated Purchase Date:		3/29/2016
3. Total Net Assets of Account/Fund:		$770,012,770
4. Type and Description of Security to be Purchased:		UBS Group Funding (Jersey) Limited 3.0% 4/15/2021
5. Credit Rating of Security (Rating/Rating Agency):		Baa2/BBB+/A
6. Name of Underwriting Syndicate Dealer Effecting Transaction:		UBS Securities, LLC
7. Name of Affiliated Underwriter in Underwriting Syndicate		BNY Mellon Capital Markets, LLC.
8. Issue Size		30,000,000,000
9. CUSIP		90351DAD9
10. Amount Purchased by Account/Fund	3,000	Units
11. Percentage of Principal Amount of Offering Purchased by Account/Fund		0.01%
12. Amount Purchased as a Percentage of Account/Fund Assets		0.39%
13. Purchase Price of Securities (if at par, so state)		$99.925
14. Commission/Spread Received by Principal Underwriters		0.200%
15. Yield (as applicable):		3.02%
16. Average Yield of Security Purchased by Non-affiliated Entities on Date of Purchase		3.02%

17. The Affiliated Purchase Must be Reported to the appropriate Board of Directors as described in this policy

++

***Mutual Fund Purchases Only** (See Fund Rule 10f-3 procedures for more information):*

1. Was Price paid for all block purchases the same for all participants? (Must be Yes):	Yes
2. Was Security Purchased on Offer Date? (Must be Yes):	Yes
3. Was Issuer in continuous operation for at least 3 years? (Must be Yes):	Yes
4. Was the Offering Part of firm commitment by Underwriter? (Must be Yes):	Yes
5. Did affiliated Underwriter benefit directly from the Purchase? (Must be No):	No
6. Was the Commission or Spread paid reasonable as compared to Transactions with non-affiliated Parties? (Must be Yes):	Yes
7. *Municipal Securities Only:* Is security spread sufficiently liquid that it can be sold at carrying price within a reasonably short time? (Must be Yes):	
8. *Municipal Securities Only:* Is security subject to no greater than moderate credit risk? (Must be Yes):	

++

BNY Mellon Funds Trust
FINANCIAL REPORT
10f-3 TRANSACTIONS

Certifications

CCO Certification

I have prepared the enclosed board summary (the "Summary") based on reports and certifications from each manager summarizing any reportable transactions and compliance with each fund's policies.

I attest that:

- The Summary accurately reflects the Rule 10f-3 transactions provided by each manager for the period shown.
- The Summary accurately reflects funds that have no Rule 10f-3 transactions to report for the period shown.
- My review includes confirmation by the Chief Compliance Officer of each manager that the Rule 10f-3 transactions reported are accurate and in compliance with the fund's policies and procedures.
- My review includes confirmation by the Chief Compliance Officer of each manager that the fund has no Rule 10f-3 transactions to report for the period shown, if applicable.
- Based on my review and testing, I concur that all Rule 10f-3 transactions were conducted in accordance with each Fund's policies and procedures.

[signature]	**Joseph W. Connolly** *Chief Compliance Officer* BNY Mellon Funds Trust	4/15/16

Sub-Item 77O
Rule 10f-3 Transaction

BNY MELLON FUNDS TRUST
BNY Mellon Asset Allocation Fund

On April 4, 2016, BNY Mellon Asset Allocation Fund, a series of BNY Mellon Funds Trust (the "Fund"), purchased 180 3.400% Notes due 2026 issued by Exelon Corporation (CUSIP No. 30161NAU5) (the "Notes") at a purchase price of $99.940 per Note, including underwriter compensation of 0.650%. The Notes were purchased from Barclays Capital Inc., a member of the underwriting syndicate of which BNY Mellon Capital Markets, LLC, an affiliate of the Fund's investment adviser, was also a member. BNY Mellon Capital Markets, LLC received no benefit in connection with the transaction. The following is a list of the syndicate's members:

Barclays Capital Inc.
Goldman, Sachs & Co.
J.P. Morgan Securities LLC
Scotia Capital (USA) Inc.
Credit Suisse Securities (USA) LLC
RBC Capital Markets, LLC
TD Securities (USA) LLC
BNY Mellon Capital Markets, LLC
Lebenthal & Co., LLC
Mischler Financial Group, Inc.
Samuel A. Ramirez & Company, Inc.
The Williams Capital Group, L.P.

Accompanying this statement are materials provided to the Board of Trustees for the Fund, which ratified the purchase as being in compliance with the Fund's Rule 10f-3 Procedures at a Board meeting held on September 12-13, 2016. These materials include additional information about the terms of the transaction.

BNY Mellon Asset Allocation Fund

EXHIBIT B

PRE-PURCHASE APPROVAL FORM FOR PURCHASE OF SECURITIES UNDERWRITTEN BY AN AFFILIATE

Used for compliance with Rule 10f-3 and/or Rule 23B

1. Account/Fund Name:	**BNY Mellon Asset Allocation Fund**
2. Anticipated Purchase Date:	4/4/2016
3. Total Net Assets of Account/Fund:	$448,160,500
4. Type and Description of Security to be Purchased:	Exelon Corporation 3.40% 4/15/2026
5. Credit Rating of Security (Rating/Rating Agency):	Baa2/BBB-/BBB-
6. Name of Underwriting Syndicate Dealer Effecting Transaction:	Barclays Capital, Inc.
7. Name of Affiliated Underwriter in Underwriting Syndicate	BNY Mellon Capital Markets, LLC.
8. Issue Size	750,000,000
9. CUSIP	30161NAU5
10. Amount Purchased by Account/Fund	180 **Units**
11. Percentage of Principal Amount of Offering Purchased by Account/Fund	0.02%
12. Amount Purchased as a Percentage of Account/Fund Assets	0.04%
13. Purchase Price of Securities (if at par, so state)	$99.940
14. Commission/Spread Received by Principal Underwriters	0.650%
15. Yield (as applicable):	3.41%
16. Average Yield of Security Purchased by Non-affiliated Entities on Date of Purchase	3.41%
17. The Affiliated Purchase Must be Reported to the appropriate Board of Directors as described in this policy	

++

Mutual Fund Purchases Only *(See Fund Rule 10f-3 procedures for more information):*

1. Was Price paid for all block purchases the same for all participants? (Must be Yes):	Yes
2. Was Security Purchased on Offer Date? (Must be Yes):	Yes
3. Was Issuer in continuous operation for at least 3 years? (Must be Yes):	Yes
4. Was the Offering Part of firm commitment by Underwriter? (Must be Yes):	Yes
5. Did affiliated Underwriter benefit directly from the Purchase? (Must be No):	No
6. Was the Commission or Spread paid reasonable as compared to Transactions with non-affiliated Parties? (Must be Yes):	Yes
7. *Municipal Securities Only:* Is security spread sufficiently liquid that it can be sold at carrying price within a reasonably short time? (Must be Yes):	
8. *Municipal Securities Only:* Is security subject to no greater than moderate credit risk? (Must be Yes):	

++

Sub-Item 77O
Rule 10f-3 Transaction

BNY MELLON FUNDS TRUST
BNY Mellon Bond Fund

On April 4, 2016, BNY Mellon Bond Fund, a series of BNY Mellon Funds Trust (the "Fund"), purchased 2,800 3.400% Notes due 2026 issued by Exelon Corporation (CUSIP No. 30161NAU5) (the "Notes") at a purchase price of $99.940 per Note, including underwriter compensation of 0.650%. The Notes were purchased from Barclays Capital Inc., a member of the underwriting syndicate of which BNY Mellon Capital Markets, LLC, an affiliate of the Fund's investment adviser, was also a member. BNY Mellon Capital Markets, LLC received no benefit in connection with the transaction. The following is a list of the syndicate's members:

Barclays Capital Inc.
Goldman, Sachs & Co.
J.P. Morgan Securities LLC
Scotia Capital (USA) Inc.
Credit Suisse Securities (USA) LLC
RBC Capital Markets, LLC
TD Securities (USA) LLC
BNY Mellon Capital Markets, LLC
Lebenthal & Co., LLC
Mischler Financial Group, Inc.
Samuel A. Ramirez & Company, Inc.
The Williams Capital Group, L.P.

Accompanying this statement are materials provided to the Board of Trustees for the Fund, which ratified the purchase as being in compliance with the Fund's Rule 10f-3 Procedures at a Board meeting held on September 12-13, 2016. These materials include additional information about the terms of the transaction.

Sub-Item 77O
Rule 10f-3 Transaction

BNY MELLON FUNDS TRUST
BNY Mellon Corporate Bond Fund

On April 4, 2016, BNY Mellon Corporate Bond Fund, a series of BNY Mellon Funds Trust (the "Fund"), purchased 3,000 2.450% Notes due 2021 issued by Exelon Corporation (CUSIP No. 30161NAT8) (the "Notes") at a purchase price of $99.976 per Note, including underwriter compensation of 0.600%. The Notes were purchased from Barclays Capital Inc., a member of the underwriting syndicate of which BNY Mellon Capital Markets, LLC, an affiliate of the Fund's investment adviser, was also a member. BNY Mellon Capital Markets, LLC received no benefit in connection with the transaction. The following is a list of the syndicate's members:

Barclays Capital Inc.
Goldman, Sachs & Co.
J.P. Morgan Securities LLC
Scotia Capital (USA) Inc.
Credit Suisse Securities (USA) LLC
RBC Capital Markets, LLC
TD Securities (USA) LLC
BNY Mellon Capital Markets, LLC
Lebenthal & Co., LLC
Mischler Financial Group, Inc.
Samuel A. Ramirez & Company, Inc.
The Williams Capital Group, L.P.

Accompanying this statement are materials provided to the Board of Trustees for the Fund, which ratified the purchase as being in compliance with the Fund's Rule 10f-3 Procedures at a Board meeting held on September 12-13, 2016. These materials include additional information about the terms of the transaction.

Sub-Item 77O
Rule 10f-3 Transaction

BNY MELLON FUNDS TRUST
BNY Mellon National Short-Term Municipal Bond Fund

On April 8, 2016, BNY Mellon National Short-Term Municipal Bond Fund, a series of BNY Mellon Funds Trust (the "Fund"), purchased 5,000 2016 Series AT Bonds due 2046 issued by The Regents of the University of California (CUSIP No. 91412GJ97) (the "Bonds") at a purchase price of $100.000 per Bond, including underwriter compensation of 0.150%. The Bonds were purchased from Wells Fargo Securities, LLC, a member of the underwriting syndicate of which BNY Mellon Capital Markets, LLC, an affiliate of the Fund's investment adviser, was also a member. BNY Mellon Capital Markets, LLC received no benefit in connection with the transaction. The following is a list of the syndicate's members:

Wells Fargo Securities, LLC
Barclays Capital Inc.
Ramirez & Co., Inc.
Alamo Capital
BNY Mellon Capital Markets, LLC
BOSC, Inc.
Citigroup
Drexel Hamilton LLC
Fidelity Capital Markets
Great Pacific Securities
HilltopSecurities
Jefferies
Loop Capital Markets
Mischler Financial Group, Inc.
Prager & Co., LLC
RH Investment Corporation
Sutter Securities Incorporated

Accompanying this statement are materials provided to the Board of Trustees for the Fund, which ratified the purchase as being in compliance with the Fund's Rule 10f-3 Procedures at a Board meeting held on September 12-13, 2016. These materials include additional information about the terms of the transaction.

BNY Mellon National Short Term Municipal Bond Fund

EXHIBIT B

PRE-PURCHASE APPROVAL FORM FOR PURCHASE OF SECURITIES UNDERWRITTEN BY AN AFFILIATE

Used for compliance with Rule 10f-3 and/or Rule 23B

1. Account/Fund Name:	**BNY Mellon National Short Term Municipal Bond Fund**
2. Anticipated Purchase Date:	4/8/2016
3. Total Net Assets of Account/Fund:	$1,012,677,701
4. Type and Description of Security to be Purchased:	Regents of the University of California 1.4% 5/15/2046
5. Credit Rating of Security (Rating/Rating Agency):	Aa2/AA/AA
6. Name of Underwriting Syndicate Dealer Effecting Transaction:	Wells Fargo Securities, LLC
7. Name of Affiliated Underwriter in Underwriting Syndicate	BNY Mellon Capital Markets, LLC.
8. Issue Size	132,300,000
9. CUSIP	91412GJ97
10. Amount Purchased by Account/Fund	5,000 **Units**
11. Percentage of Principal Amount of Offering Purchased by Account/Fund	3.78%
12. Amount Purchased as a Percentage of Account/Fund Assets	0.49%
13. Purchase Price of Securities (if at par, so state)	$100.000
14. Commission/Spread Received by Principal Underwriters	0.150%
15. Yield (as applicable):	1.40%
16. Average Yield of Security Purchased by Non-affiliated Entities on Date of Purchase	1.40%
17. The Affiliated Purchase Must be Reported to the appropriate Board of Directors as described in this policy	

++

Mutual Fund Purchases Only *(See Fund Rule 10f-3 procedures for more information):*

1. Was Price paid for all block purchases the same for all participants? (Must be Yes):	Yes
2. Was Security Purchased on Offer Date? (Must be Yes):	Yes
3. Was Issuer in continuous operation for at least 3 years? (Must be Yes):	Yes
4. Was the Offering Part of firm commitment by Underwriter? (Must be Yes):	Yes
5. Did affiliated Underwriter benefit directly from the Purchase? (Must be No):	No
6. Was the Commission or Spread paid reasonable as compared to Transactions with non-affiliated Parties? (Must be Yes):	Yes
7. *Municipal Securities Only:* Is security spread sufficiently liquid that it can be sold at carrying price within a reasonably short time? (Must be Yes):	Yes
8. *Municipal Securities Only:* Is security subject to no greater than moderate credit risk? (Must be Yes):	Yes

++

Sub-Item 77O
Rule 10f-3 Transaction

BNY MELLON FUNDS TRUST
BNY Mellon Intermediate Bond Fund

On June 2, 2016, BNY Mellon Intermediate Bond Fund, a series of BNY Mellon Funds Trust (the "Fund"), purchased 4,350 2.400% Senior Notes due 2021 issued by Aetna Inc. (CUSIP No. 00817YAU2) (the "Notes") at a purchase price of $99.990 per Note, including underwriter compensation of 0.600%. The Notes were purchased from Citigroup Global Markets Inc., a member of the underwriting syndicate of which BNY Mellon Capital Markets, LLC, an affiliate of the Fund's investment adviser, was also a member. BNY Mellon Capital Markets, LLC received no benefit in connection with the transaction. The following is a list of the syndicate's members:

Citigroup Global Markets Inc.
UBS Securities LLC
Credit Suisse Securities (USA) LLC
Merrill Lynch, Pierce, Fenner & Smith Incorporated
Barclays Capital Inc.
Mitsubishi UFJ Securities (USA), Inc.
Mizuho Securities USA Inc.
Morgan Stanley & Co. LLC
SunTrust Robinson Humphrey, Inc.
U.S. Bancorp Investments, Inc.
Wells Fargo Securities, LLC
PNC Capital Markets, LLC
BNY Mellon Capital Markets, LLC
HSBC Securities (USA) Inc.
Fifth Third Securities, Inc.

Accompanying this statement are materials provided to the Board of Trustees for the Fund, which ratified the purchase as being in compliance with the Fund's Rule 10f-3 Procedures at a Board meeting held on September 12-13, 2016. These materials include additional information about the terms of the transaction.

BNY Mellon National Intermediate Municipal Bond Fund

EXHIBIT B

PRE-PURCHASE APPROVAL FORM FOR PURCHASE OF SECURITIES UNDERWRITTEN BY AN AFFILIATE

Used for compliance with Rule 10f-3 and/or Rule 23B

1. Account/Fund Name:	BNY Mellon Intermediate Bond Fund
2. Anticipated Purchase Date:	6/2/2016
3. Total Net Assets of Account/Fund:	$871,321,506
4. Type and Description of Security to be Purchased:	Aetna Inc 2.40% 6/15/2021
5. Credit Rating of Security (Rating/Rating Agency):	Baa2/A-/BBB+
6. Name of Underwriting Syndicate Dealer Effecting Transaction:	Citigroup Global Markets, Inc.
7. Name of Affiliated Underwriter in Underwriting Syndicate	BNY Mellon Capital Markets, LLC.
8. Issue Size	1,850,000,000
9. CUSIP	00817YAU2
10. Amount Purchased by Account/Fund	4,350 **Units**
11. Percentage of Principal Amount of Offering Purchased by Account/Fund	0.24%
12. Amount Purchased as a Percentage of Account/Fund Assets	0.50%
13. Purchase Price of Securities (if at par, so state)	$99.990
14. Commission/Spread Received by Principal Underwriters	0.600%
15. Yield (as applicable):	2.40%
16. Average Yield of Security Purchased by Non-affiliated Entities on Date of Purchase	2.40%

17. The Affiliated Purchase Must be Reported to the appropriate Board of Directors as described in this policy

++

Mutual Fund Purchases Only *(See Fund Rule 10f-3 procedures for more information):*

1. Was Price paid for all block purchases the same for all participants? (Must be Yes):	Yes
2. Was Security Purchased on Offer Date? (Must be Yes):	Yes
3. Was Issuer in continuous operation for at least 3 years? (Must be Yes):	Yes
4. Was the Offering Part of firm commitment by Underwriter? (Must be Yes):	Yes
5. Did affiliated Underwriter benefit directly from the Purchase? (Must be No):	No
6. Was the Commission or Spread paid reasonable as compared to Transactions with non-affiliated Parties? (Must be Yes):	Yes
7. *Municipal Securities Only:* Is security spread sufficiently liquid that it can be sold at carrying price within a reasonably short time? (Must be Yes):	
8. *Municipal Securities Only:* Is security subject to no greater than moderate credit risk? (Must be Yes):	

++

Sub-Item 77O
Rule 10f-3 Transaction

BNY MELLON FUNDS TRUST
BNY Mellon Asset Allocation Fund

On June 29, 2016, BNY Mellon Asset Allocation Fund, a series of BNY Mellon Funds Trust (the "Fund"), purchased 285 3.200% Senior Notes due 2021 issued by General Motors Financial Company, Inc. (CUSIP No. 37045XBM7) (the "Notes") at a purchase price of $99.817 per Note, including underwriter compensation of 0.350%. The Notes were purchased from Citigroup Global Markets, Inc., a member of the underwriting syndicate of which BNY Mellon Capital Markets, LLC, an affiliate of the Fund's investment adviser, was also a member. BNY Mellon Capital Markets, LLC received no benefit in connection with the transaction. The following is a list of the syndicate's members:

Barclays Capital Inc.
Citigroup Global Markets Inc.
Commerz Markets LLC
Morgan Stanley & Co. LLC
TD Securities (USA) LLC
BNY Mellon Capital Markets, LLC
CIBC World Markets Corp.
Itau BBA USA Securities, Inc.
Guzman & Company
The Williams Capital Group, L.P.

Accompanying this statement are materials provided to the Board of Trustees for the Fund, which ratified the purchase as being in compliance with the Fund's Rule 10f-3 Procedures at a Board meeting held on September 12-13, 2016. These materials include additional information about the terms of the transaction.

Sub-Item 77O
Rule 10f-3 Transaction

BNY MELLON FUNDS TRUST
BNY Mellon Bond Fund

On June 29, 2016, BNY Mellon Bond Fund, a series of BNY Mellon Funds Trust (the "Fund"), purchased 4,400 3.200% Senior Notes due 2021 issued by General Motors Financial Company, Inc. (CUSIP No. 37045XBM7) (the "Notes") at a purchase price of $99.817 per Note, including underwriter compensation of 0.350%. The Notes were purchased from Citigroup Global Markets Inc., a member of the underwriting syndicate of which BNY Mellon Capital Markets, LLC, an affiliate of the Fund's investment adviser, was also a member. BNY Mellon Capital Markets, LLC received no benefit in connection with the transaction. The following is a list of the syndicate's members:

Barclays Capital Inc.
Citigroup Global Markets Inc.
Commerz Markets LLC
Morgan Stanley & Co. LLC
TD Securities (USA) LLC
BNY Mellon Capital Markets, LLC
CIBC World Markets Corp.
Itau BBA USA Securities, Inc.
Guzman & Company
The Williams Capital Group, L.P.

Accompanying this statement are materials provided to the Board of Trustees for the Fund, which ratified the purchase as being in compliance with the Fund's Rule 10f-3 Procedures at a Board meeting held on September 12-13, 2016. These materials include additional information about the terms of the transaction.

BNY Mellon Bond Fund

EXHIBIT B

PRE-PURCHASE APPROVAL FORM FOR PURCHASE OF SECURITIES UNDERWRITTEN BY AN AFFILIATE

Used for compliance with Rule 10f-3 and/or Rule 23B

1. Account/Fund Name:	BNY Mellon Bond Fund
2. Anticipated Purchase Date:	6/29/2016
3. Total Net Assets of Account/Fund:	$1,024,059,815
4. Type and Description of Security to be Purchased:	General Motors Financial Company, Inc. 3.20% 7/6/2021
5. Credit Rating of Security (Rating/Rating Agency):	Ba1/BBB-/BBB-
6. Name of Underwriting Syndicate Dealer Effecting Transaction:	Citigroup Global Markets, Inc.
7. Name of Affiliated Underwriter in Underwriting Syndicate	BNY Mellon Capital Markets, LLC.
8. Issue Size	2,000,000,000
9. CUSIP	37045XBM7
10. Amount Purchased by Account/Fund	4,400 **Units**
11. Percentage of Principal Amount of Offering Purchased by Account/Fund	0.22%
12. Amount Purchased as a Percentage of Account/Fund Assets	0.43%
13. Purchase Price of Securities (if at par, so state)	$99.817
14. Commission/Spread Received by Principal Underwriters	0.350%
15. Yield (as applicable):	3.24%
16. Average Yield of Security Purchased by Non-affiliated Entities on Date of Purchase	3.24%

17. The Affiliated Purchase Must be Reported to the appropriate Board of Directors as described in this policy

++

Mutual Fund Purchases Only *(See Fund Rule 10f-3 procedures for more information):*

1. Was Price paid for all block purchases the same for all participants? (Must be Yes):	Yes
2. Was Security Purchased on Offer Date? (Must be Yes):	Yes
3. Was Issuer in continuous operation for at least 3 years? (Must be Yes):	Yes
4. Was the Offering Part of firm commitment by Underwriter? (Must be Yes):	Yes
5. Did affiliated Underwriter benefit directly from the Purchase? (Must be No):	No
6. Was the Commission or Spread paid reasonable as compared to Transactions with non-affiliated Parties? (Must be Yes):	Yes
7. *Municipal Securities Only:* Is security spread sufficiently liquid that it can be sold at carrying price within a reasonably short time? (Must be Yes):	
8. *Municipal Securities Only:* Is security subject to no greater than moderate credit risk? (Must be Yes):	

++

Sub-Item 77O
Rule 10f-3 Transaction

BNY MELLON FUNDS TRUST
BNY Mellon Intermediate Bond Fund

On June 29, 2016, BNY Mellon Intermediate Bond Fund, a series of BNY Mellon Funds Trust (the "Fund"), purchased 3,735 3.200% Senior Notes due 2021 issued by General Motors Financial Company, Inc. (CUSIP No. 37045XBM7) (the "Notes") at a purchase price of $99.817 per Note, including underwriter compensation of 0.350%. The Notes were purchased from Citigroup Global Markets Inc., a member of the underwriting syndicate of which BNY Mellon Capital Markets, LLC, an affiliate of the Fund's investment adviser, was also a member. BNY Mellon Capital Markets, LLC received no benefit in connection with the transaction. The following is a list of the syndicate's members:

Barclays Capital Inc.
Citigroup Global Markets Inc.
Commerz Markets LLC
Morgan Stanley & Co. LLC
TD Securities (USA) LLC
BNY Mellon Capital Markets, LLC
CIBC World Markets Corp.
Itau BBA USA Securities, Inc.
Guzman & Company
The Williams Capital Group, L.P.

Accompanying this statement are materials provided to the Board of Trustees for the Fund, which ratified the purchase as being in compliance with the Fund's Rule 10f-3 Procedures at a Board meeting held on September 12-13, 2016. These materials include additional information about the terms of the transaction.

BNY Mellon Funds Trust
FINANCIAL REPORT
10f-3 TRANSACTIONS

Certifications

CCO Certification

I have prepared the enclosed board summary (the "Summary") based on reports and certifications from each manager summarizing any reportable transactions and compliance with each fund's policies.

I attest that:

- The Summary accurately reflects the Rule 10f-3 transactions provided by each manager for the period shown.
- The Summary accurately reflects funds that have no Rule 10f-3 transactions to report for the period shown.
- My review includes confirmation by the Chief Compliance Officer of each manager that the Rule 10f-3 transactions reported are accurate and in compliance with the fund's policies and procedures.
- My review includes confirmation by the Chief Compliance Officer of each manager that the fund has no Rule 10f-3 transactions to report for the period shown, if applicable.
- Based on my review and testing, I concur that all Rule 10f-3 transactions were conducted in accordance with each Fund's policies and procedures.

[signature]	**Joseph W. Connolly** *Chief Compliance Officer* BNY Mellon Funds Trust	7/15/16